Exhibit 99.1

Advent Software Reports Second Quarter 2012 Results

Company Achieves Record Quarterly Revenue of $90 Million and

Record Second Quarter Bookings of Over $7 Million

SAN FRANCISCO — July 30, 2012 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today its financial results for the second quarter ended June 30, 2012.

“I am pleased to report Advent’s second quarter financial results and am honored to lead Advent as we embark on an exciting phase in our evolution.  Despite the challenging market environment, we achieved record quarterly revenues, record second quarter bookings and 22% non-GAAP operating margin,” said Pete Hess, Chief Executive Officer of Advent.  “Our strong performance was the result of continued demand for our market-leading solutions as we help transform our clients’ businesses by eliminating boundaries between systems, information and people.”

SECOND QUARTER 2012 RESULTS

GAAP Results for Continuing Operations

The Company reported quarterly revenue of $89.7 million for the second quarter of 2012, compared to $80.1 million in the second quarter of 2011, a 12% increase.

Operating income for the second quarter of 2012 was $12.1 million, or 13% of revenue, compared to $10.4 million or 13% of revenue for the second quarter of 2011.

Net income for the second quarter of 2012 was $7.2 million compared to $7.1 million in the second quarter of 2011.

On a fully diluted basis, earnings per share in the second quarter of 2012 were $0.14, up $0.01 when compared to the second quarter of 2011.

Operating cash flow in the second quarter of 2012 was $14.9 million, compared with $20.2 million in the second quarter of 2011. Cash, cash equivalents and marketable securities totaled $134.8 million as of June 30, 2012, compared to $136.4 million as of December 31, 2011.

The Company repurchased approximately 745,000 shares of its common stock in the second quarter of 2012 for a total cash outlay of $19.3 million and at an average price of $25.96 per share.

Total deferred revenue as of June 30, 2012 was $163.6 million, compared to $174.9 million as of December 31, 2011.

Non-GAAP Results for Continuing Operations

Non-GAAP operating income for the second quarter of 2012 was $20.0 million, or 22% of revenue. This represents a 14% increase compared to $17.5 million from continuing operations, or 22% of revenue, in the second quarter of 2011.  On a fully diluted basis, non-GAAP earnings per share were $0.24 in the second quarter of 2012 and represent a 14% increase from non-GAAP diluted earnings per share of $0.21 in the second quarter of 2011.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

SECOND QUARTER HIGHLIGHTS

•                  Record Second Quarter Bookings:  The Annual Contract Value (ACV) of our new contract bookings in the second quarter of 2012 will contribute $7.2 million in annual revenue once the contracts are fully implemented.

•                  Continued Momentum:  New clients represented a broad cross-section of the investment management industry across all our platforms, from hedge funds and asset managers to family offices, fund administrators and the growing advisory market.  New clients included Potamus Trading LLC, CI Investments, SeaStone Capital Management, Johns Hopkins University, Kylin Management LLC, HD Vest, Good Harbor Financial, LLC, Karpus Investment Management, and Madison Asset Management.  In the second quarter, Advent also expanded into Brazil and signed Vinci Partners, a Brazilian investment management firm, who have chosen Geneva and Geneva World Investor to support management of their offshore investment strategies.

•                  Industry Recognition and Award-Winning Solutions: Advent’s technology continued to receive industry awards and win honors around the world. Recent awards include: FTF News’s Most Innovative Mobile Technology award; HFM European Hedge Fund Services Awards named Advent as Best Technology for Start-Up Funds; and the Company was named Best Technology Provider in the 2012 Citywealth Magic Circle Awards.

FINANCIAL GUIDANCE

Advent updates the following financial guidance for the third quarter and fiscal year 2012:

Guidance	Q3 2012	FY 2012
Total Revenue ($M)	$89-$91	$358-$362
YoY Revenue Growth	5% - 8%	10% - 11%
GAAP Operating Margin	n/a	14.0% - 14.5%
Amortization of Intangibles (% of revenue)	n/a	3%
Stock Compensation Expense (% of revenue)	n/a	6%
Non-GAAP Operating Margin	n/a	23.0% - 23.5%
Operating Cash Flow ($M)	n/a	$83-$86
Capital Expenditures ($M)	n/a	$11-$13
Growth of Weighted Average Shares Outstanding, excluding any share repurchases	n/a	0.25%-0.75% per quarter
Effective Tax Rate (GAAP)	n/a	35% - 40%
Effective Tax Rate (non-GAAP)	n/a	35%

INVESTOR CALL

Advent Software, Inc. will host its Q2 2012 quarterly earnings conference call at 5:00 p.m. Eastern time today.  The Q2 2012 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial (800) 259-0251 and request conference ID #74347526.  Telephone replay will be available through midnight August 8, 2012.  The replay number for domestic callers is (888) 286-8010, and for international callers is (617) 801-6888, with the conference ID of #97737359.

The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc. (www.advent.com), a global firm, has provided trusted solutions to the world’s leading financial professionals since 1983.  Firms in more than 60 countries use Advent technology.  Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs.  Advent is the only financial services software company to be awarded the Service Capability and Performance certification for being a world-class support organization.  For more information on Advent products visit http://www.advent.com/about/resources/demos/pr.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the accompanying tables entitled “Reconciliation of Selected Continuing Operations GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance, and statements regarding our momentum and market opportunities, and any other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva®, and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Syncova Solutions Ltd and Black Diamond Performance Reporting, LLC, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2011 annual report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, the Advent logo, Advent Software, Advent Portfolio Exchange, Geneva and Moxy are registered trademarks of Advent Software, Inc., and Syncova is a mark of Advent Software, Inc.  All other company names or marks mentioned herein are those of their respective owners.

CONTACT
Media Contact:
Amanda Diamondstein-Cieplinska
Advent Software, Inc.
(415) 645-1668
adiamond@advent.com

Investor Relations Contact:
Meg Pardo
Advent Software, Inc.
(415) 645-1584
mpardo@advent.com

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	June 30	December 31
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$52,250	$65,525
Short-term marketable securities	78,472	69,908
Accounts receivable, net	56,732	62,125
Deferred taxes, current	16,304	16,294
Prepaid expenses and other	25,728	23,660
Total current assets	229,486	237,512
Property and equipment, net	40,316	42,301
Goodwill	204,084	204,621
Other intangibles, net	44,383	49,521
Long-term marketable securities	4,056	917
Deferred taxes, long-term	27,906	30,751
Other assets	13,723	15,927
Noncurrent assets of discontinued operation	2,006	2,006

Total assets	$565,960	$583,556

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,090	$10,558
Accrued liabilities	32,021	40,029
Deferred revenues	155,343	166,945
Income taxes payable	3,701	2,972
Short-term debt	5,000	5,000
Current liabilities of discontinued operation	748	488
Total current liabilities	207,903	225,992
Deferred revenues, long-term	8,262	7,926
Long-term debt	42,500	45,000
Other long-term liabilities	16,975	16,944
Noncurrent liabilities of discontinued operation	3,814	4,633

Total liabilities	279,454	300,495

Stockholders’ equity:
Common stock	507	510
Additional paid-in capital	438,598	429,734
Accumulated deficit	(158,916)	(154,053)
Accumulated other comprehensive income	6,317	6,870
Total stockholders’ equity	286,506	283,061

Total liabilities and stockholders’ equity	$565,960	$583,556

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2012	2011	2012	2011

Net revenues:
Recurring revenues	$80,942	$71,448	$159,662	$138,775
Non-recurring revenues	8,782	8,623	16,966	16,622

Total net revenues	89,724	80,071	176,628	155,397

Cost of revenues (1):
Recurring revenues	17,820	15,103	34,746	29,891
Non-recurring revenues	10,936	9,911	20,604	17,150
Amortization of developed technology	2,573	2,161	5,114	3,677

Total cost of revenues	31,329	27,175	60,464	50,718

Gross margin	58,395	52,896	116,164	104,679

Operating expenses (1):
Sales and marketing	19,711	18,683	38,157	36,867
Product development	16,501	14,467	33,300	27,109
General and administrative	9,198	8,745	18,867	17,829
Amortization of other intangibles	956	571	1,912	891
Restructuring (benefit) charges	(34)	48	70	74

Total operating expenses	46,332	42,514	92,306	82,770

Income from continuing operations	12,063	10,382	23,858	21,909
Interest and other income (expense), net	(803)	(53)	(975)	(22)

Income from continuing operations before income taxes	11,260	10,329	22,883	21,887
Provision for income taxes	4,063	3,259	8,369	6,913

Net income from continuing operations	$7,197	$7,070	$14,514	$14,974

Discontinued operation:
Net income (loss) from discontinued operation (net of applicable taxes of $162, $(16), $147, and $1,328, respectively)	245	(24)	222	1,800

Net income	$7,442	$7,046	$14,736	$16,774

Basic net income per share (2):
Continuing operations	$0.14	$0.13	$0.29	$0.29
Discontinued operation	0.00	0.00	0.00	0.03
Total operations	$0.15	$0.13	$0.29	$0.32

Diluted net income per share (2):
Continuing operations	$0.14	$0.13	$0.27	$0.27
Discontinued operation	0.00	0.00	0.00	0.03
Total operations	$0.14	$0.13	$0.28	$0.30

Weighted average shares used to compute net income per share:
Basic	50,754	52,490	50,887	52,345
Diluted	52,977	55,111	53,117	55,492

(1) Includes stock-based employee compensation expense as follows:

Cost of recurring revenues	$610	$504	$1,195	$1,007
Cost of non-recurring revenues	264	345	595	592
Total cost of revenues	874	849	1,790	1,599

Sales and marketing	1,729	1,469	3,386	2,969
Product development	1,438	1,246	2,898	2,421
General and administrative	1,043	1,079	1,899	2,113
Total operating expenses	4,210	3,794	8,183	7,503

Total stock-based employee compensation expense	$5,084	$4,643	$9,973	$9,102

(2) Net income per share is based on actual calculated values and totals may not sum due to rounding.

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(GAAP, Unaudited)

	Six Months Ended June 30
	2012	2011
Cash flows from operating activities:
Net income	$14,736	$16,774
Adjustment to net income for discontinued operation	(222)	(1,800)
Net income from continuing operations	$14,514	$14,974

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Stock-based compensation	9,973	9,102
Excess tax benefit from stock-based compensation	(3,118)	(2,775)
Depreciation and amortization	12,851	9,826
Amortization of debt issuance costs	190	—
Gain on disposal of fixed assets	(16)	—
Provision for doubtful accounts	200	94
Provision for (reduction of) sales returns	735	(235)
Deferred income taxes	2,588	(183)
Other	(144)	136
Effect of statement of operations adjustments	23,259	15,965
Changes in operating assets and liabilities:
Accounts receivable	5,109	(4,665)
Prepaid and other assets	277	(1,923)
Accounts payable	532	2,363
Accrued liabilities	(7,020)	(3,929)
Deferred revenues	(12,000)	3,031
Income taxes payable	3,847	5,998
Effect of changes in operating assets and liabilities	(9,255)	875

Net cash provided by operating activities from continuing operations	28,518	31,814

Cash flows from investing activities:
Cash used in acquisitions, net of cash acquired	(700)	(97,092)
Purchases of property and equipment	(3,720)	(4,471)
Capitalized software development costs	(1,700)	(1,887)
Purchases of marketable securities	(72,270)	(28,604)
Sales and maturities of marketable securities	60,344	60,933

Net cash used in investing activities from continuing operations	(18,046)	(71,121)

Cash flows from financing activities:
Proceeds from common stock issued from exercises of stock options	3,269	4,580
Withholding taxes related to equity award net share settlement	(4,610)	(4,761)
Proceeds from common stock issued under the employee stock purchase plan	3,448	3,146
Repurchase of common stock	(26,125)	(10,163)
Repayment of loan borrowing	(2,500)	—
Excess tax benefits from stock-based compensation	3,118	2,775

Net cash used in financing activities from continuing operations	(23,400)	(4,423)

Net cash transferred from (to) discontinued operation	(337)	2,978

Effect of exchange rate changes on cash and cash equivalents	(10)	261

Net change in cash and cash equivalents from continuing operations	(13,275)	(40,491)
Cash and cash equivalents of continuing operations at beginning of period	65,525	81,948

Cash and cash equivalents of continuing operations at end of period	$52,250	$41,457

	Six Months Ended June 30
	2012	2011
Supplemental disclosure of cash flow information
Cash flow from discontiued operation:
Net cash used in operating activities	$(337)	$(26)
Net cash provided by investing activities	—	3,004
Net cash transferred from (to) continuing operations	337	(2,978)
Effect of exchange rates on cash and cash equivalents	—	—
Net change in cash and cash equivalents from discontinued operations	—	—
Cash and cash equivalents of discontinued operation at beginning of period	—	—
Cash and cash equivalents of discontinued operation at end of period	$—	$—

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Three Months Ended June 30, 2012 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$58,395	65%	$12,063	13%	$7,197

Amortization of acquired developed technology	1,901		1,901		1,901
Amortization of other acquired intangibles	—		956		956
Stock-based compensation - cost of revenues	874		874		874
Stock-based compensation - operating expenses	—		4,210		4,210
Restructuring benefit	—		(34)		(34)
Income tax adjustment for non-GAAP (1)	—		—		(2,645)

Non-GAAP	$61,170	68%	$19,970	22%	$12,459

Diluted net income per share
GAAP					$0.14
Non-GAAP					$0.24

Shares used to compute diluted net income per share					52,977

	Three Months Ended June 30, 2011 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$52,896	66%	$10,382	13%	$7,070

Amortization of acquired developed technology	1,384		1,384		1,384
Amortization of other acquired intangibles	—		571		571
Stock-based compensation - cost of revenues	849		849		849
Stock-based compensation - operating expenses	—		3,794		3,794
Acquisition related expenses	—		486		486
Restructuring charges	—		48		48
Income tax adjustment for non-GAAP (1)	—		—		(2,852)

Non-GAAP	$55,129	69%	$17,514	22%	$11,350

Diluted net income per share
GAAP					$0.13
Non-GAAP					$0.21

Shares used to compute diluted net income per share					55,111

(1)          The estimated non-GAAP effective tax rate was 35% for the three months ended June 30, 2012 and 2011, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

ADVENT SOFTWARE, INC.

RECONCILIATION OF PROJECTED CONTINUING OPERATIONS’ GAAP OPERATING INCOME %

TO NON-GAAP OPERATING INCOME %

(Preliminary and unaudited)

Advent provides projections of non-GAAP measures of its continuing operations’ operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations’ underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Twelve Months Ended December 31, 2012 Continuing Operations Operating Income %

Projected GAAP	14.0%	to	14.5%

Projected amortization of acquired developed technology and other acquired intangible asset adjustment		3%
Projected stock-based compensation adjustment		6%

Projected non-GAAP	23.0%	to	23.5%